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     SUPPLEMENT NO. 1 dated September 14, 2001

TO   PROSPECTUS dated August 1, 2001


FOR  STATE STREET RESEARCH MONEY MARKET FUND
     A SERIES OF STATE STREET RESEARCH MONEY MARKET TRUST

     ACCOUNT POLICIES - ADDITIONAL POLICIES

     Under the above caption on page 19 of the prospectus, the following is added as the first bullet point:

     - In response to unusual market, political or other conditions, the fund may open for business and calculate its net asset value on days and at times that are different than described above


[LOGO]STATE STREET RESEARCH                                         MM-4599-0901
                                                 Control Number: (exp0802)SSR-LD